UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2009

ELEMENT 21 GOLF COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	0-15260	88-0218411
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Queens Quay East, Unit #1, Toronto, Ontario, Canada MKA 4K9	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (416) 362-2121

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01(b).  Entry into a Material Definitive Agreement.

As reported on a Form 8-K filed by Element 21 Golf Company (the “Company”) on February 4, 2009, the Company consummated a Three Hundred Thousand Dollar ($300,000) Convertible Bridge financing on January 30, 2009 (the “Closing Date”) by entering into a Convertible Bridge Loan Note, Warrant Agreement and Subscription Agreement collectively the (“Subscription Agreements”) with Rodney Hammer (“Purchaser”). On January 30, 2009 the Company received the $300,000 in proceeds from the Purchaser.

The Subscription Agreement provides for the Purchaser to loan to the Company, $300,000 in exchange for a Convertible Bridge Loan which provides for repayment within 6 months from January 30, 2009 at the rate of 7% per annum which interest shall be due and payable upon maturity; which note can be converted by the Purchaser at anytime during or at the expiration of 6 months at a conversion price equal to 45 cents per share.

 In addition the Company issued to the Purchaser a warrant (the “Warrant”) to purchase an additional $300,000 worth of shares at 35 cents each for a period of 12 months from January 30, 2009.

The Warrant expires on January 30, 2010. The exercise price of the Warrant is subject to adjustment in the event of certain dilutive issuances, stock dividends, stock splits, share combinations or other similar recapitalization events. The Warrant may only be exercised by the payment of the applicable exercise price to the Company in cash, no cashless exercise is permitted. The Warrant may be exercised in whole or in part for shares of common stock by payment by the Purchaser of the applicable exercise price in cash prior to the expiration of the Warrant on January 30, 2010. The offer and sale of the shares underlying the Convertible Bridge Loan Note and the warrant is exempt from the registration requirements of Section 5 of the Securities Act pursuant to Section 4 (2) of the Securities Act and Rule 506 of Regulation D thereunder.

The Company relied on the following facts in determining that the offer and sale of the underlying Convertible Bridge Loan Note and warrant qualified for the exemption provided by Rule 506:

•	The offer and sale satisfied the terms and conditions of Rule 501 and 502 under the Securities Act; and

•	Pursuant to Rule 506 under the Securities Act, no more than 35 accredited purchasers purchased the Convertible Bridge Note and warrant, as determined in accordance with Rule 501(e) under the Securities Act.

Item 9.01  Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

4.1	Form of Convertible Bridge Loan Note dated January 20, 2009

4.2	Form of Warrant for Purchase of Shares of Common Stock dated January 30, 2009

4.3	Form of Subscription Agreement dated January 28, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2009	ELEMENT 21 GOLF COMPANY

	By:	/s/ NATALIYA HEARN
Name: Nataliya Hearn
Title: President